-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported) November 30, 1998


 FINANCIAL ASSET SECURITIES CORP., (as depositor under the Trust
 Agreement, dated as of

 November 1, 1998, relating to the City Capital Home Loan Trust 1998-4, Asset Backed Notes, Series 1998-4.


                        FINANCIAL ASSET SECURITIES CORP.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                    333-44067                            06-1442101
--------------------------------------                 -----------------                  -----------------------
   (State or Other Jurisdiction of                       (Commission                          (I.R.S. Employer
           Incorporation)                                File Number)                       Identification No.)


    600 Steamboat Road Greenwich,
             Connecticut                                                                        06830
--------------------------------------                                                    -------------------
   (Address of Principal Executive                                                            (Zip Code)
              Offices)


Registrant's telephone number, including area code (203) 622-2700

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

         On November 30, 1998 Financial Asset Securities Corp. (the "Company") is filing a Form T-1 to designate NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION to act as an elegible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         1.       Form T-1

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FINANCIAL ASSET SECURITIES CORP.


                            By: /s/ John Paul Graham
                               ----------------------

                            Name:    John Paul Graham
                            Title:   Vice President


Dated:  November 30, 1998

Exhibit Index
-------------

Exhibit                                                                Page
-------                                                                ----

1.       Form T-1